NORTHQUEST CAPITAL FUND, INC.
                                16 Rimwood Lane
                              Colts Neck, NJ 07722
                                  732-842-3465

                                                                   May 12, 2010

Mr. Greene
U.S Securities and Exchange Commission
Washington D.C. 20549

RE: Response to comments on 05/12/10

Dear Mr. Greene:

I have enclosed the following responses as per our phone conversation on 05/12/10.

Item 1. On the cover page of the prospectus under the Fund's name the text has been changed from "The Fund is best suited for investors seeking long-term capital appreciation" to "The Fund is best suited for investors seeking long-term capital appreciation and dividend income."

Item 2. On page 1 of the prospectus under the heading 'Investment Objective' the text under the heading has been revised from "The Fund's investment ob-jective is to seek long-term capital appreciation" to "The Fund's in-vestment objective is to seek long-term capital appreciation and to secondarily earn dividend income".

Item 3. On page 1 of the prospectus the last sentence of the footnote under the heading "Fees and Expenses of the Fund" includes the following paren-thetical text:
        "(and for the period of one year of this prospectus)"

Item 4. On page 3 of the prospectus under the heading "Investment Objectives, Principal Investment Strategies and Related Risks" the second sentence has been changed from "It should be noted that a severe recession or steep downturn in the economy, such as in 2008 and 2009, may cause the Fund not to meet its investment objective" to "It should be noted that global market turmoil (such as the banking and credit crisis which occurred in 2008 and 2009) may cause the Fund to not meet its investment objectives".

        Also the text "and secondarily dividend income" has been added to the first sentence of this section (after "The Fund seeks long-term capital appreciation...").

Item 5. On page 4 of the prospectus under item 6 the text "the above" has been added to the first sentence to read: "The Fund may diviate without limitation from the five step investment ....".

Item 6. On page 5 under section 'Temporary Defensive Positions' the last sen-tence has been changed from "These defensive decisions made by the Adviser to protect capital may prevent the Fund from achieving its stated investment objective of long-term capital appreciation" to "These defensive decisions made by the Adviser to protect capital may prevent the Fund achieving its stated investment objectives".


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(page)
Item 7. On page 3 for the SAI the following sentence (3rd sentence of paragraph) has been added under subsection "Board of Directors".
        "the Board oversees the actions of the Fund's officers, portfolio mana-ger, investment adviser and decides on general policies."

         I have reviewed the staff's comments, agree with these revisions and will make these corrections as soon as possible. Thanks again for your help and guidance. As of May 12, 2010 the Fund acknowledges that:

           * the fund is responsible for the accuracy of the disclosure in the filings;

           * staff comments or changes to disclosure in response to staff comm-ents in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing; and

           * the fund may not assert staff comments as a defense in any proceed-ing initiated by the Commission or any person under the federal securities laws of the United States.


             Regards,

             By: /s/ Peter J. Lencki
                     ---------------
                     Peter J. Lencki
                     President
                     Chief Financial Officer

































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